EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New World Brands, Inc. (the Company)
on Form 10-QSB for the period ended February 29, 2004 as filed with the
Securities and Exchange Commission on the date therein specified (the Report), the undersigned, Marvin Ribotsky, Chairman of the Board and Vice President of
the Company, and Allen Salzman, Chief Executive Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)
    of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World
    Brands, Inc.

Date: April 14, 2004      By /s/ Allen Salzman

                                 Allen Salzman
                                 Chief Executive Officer
                                 (Principal Executive Officer)

Date: April 14, 2004      By /s/ Marvin Ribotsky

                                 Marvin Ribotsky
                                 Chairman of the Board and Vice President
                                 (Principal Financial Officer)